CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Other Service Providers” and “Financial Highlights” in the Joint Proxy/Prospectus included in this Registration Statement (Form N-14) of Touchstone Funds Group Trust, and to the incorporation by reference of our report dated November 20, 2020 on the financial statements and financial highlights of Touchstone Credit Opportunities Fund, a series of Touchstone Funds Group Trust, included in the Annual Report to Shareholders for the fiscal year ended September 30, 2020 and to our report dated February 19, 2021 on the financial statements and financial highlights of Touchstone Dynamic Diversified Income Fund, a series of Touchstone Strategic Trust, included in the Annual Report to the Shareholders for the fiscal year ended December 31, 2020, in this Registration Statement, filed with the Securities and Exchange Commission.

We also consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and the reference to our firm in the Statement of Additional Information, including references under the captions “Independent Registered Public Accounting Firm” and “Financial Statements” and to the incorporation by reference of our report dated February 20, 2020 on the financial statements and financial highlights of Touchstone Strategic Trust (specifically Touchstone Dynamic Diversified Income Fund), included in the Annual Report to Shareholders for the fiscal year ended December 31, 2019, incorporated by reference in the Registration Statement (File No. 002-80859), filed with the Securities and Exchange Commission on April 28, 2020, which is incorporated by reference within the Statement of Additional Information.

We also consent to the references to our firm under the caption “Financial Highlights” in the Prospectus and the reference to our firm in the Statement of Additional Information, including references under the captions “Independent Registered Public Accounting Firm” and “Financial Statements” and to the incorporation by reference of our report dated November 20, 2020 on the financial statements and financial highlights of Touchstone Funds Group Trust (specifically Touchstone Credit Opportunities Fund), included in the Annual Report to Shareholders for the fiscal year ended September 30, 2020, incorporated by reference in the Registration Statement (File No. 033-70958), filed with the Securities and Exchange Commission on January 27, 2021, which is incorporated within the Statement of Additional Information.

/s/ Ernst & Young LLP

Cincinnati, Ohio
March 17, 2021